VIACOM INC.

                                Power of Attorney

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC. (the "Company"), hereby constitutes and appoints Philippe
P. Dauman and Michael D. Fricklas and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign
(1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering (i) resales of the Class A Common Stock, Class B Common Stock and Variable Common Rights ("VCRs", and together with the Class A Common Stock and Class B Common Stock, the "Blockbuster Merger Securities") of the Company to be received by certain stockholders of Blockbuster Entertainment Corporation ("Blockbuster") in connection with the merger of Blockbuster with and into the Company (the "Blockbuster Merger"), (ii) resales of the Class A Common Stock, Class B Common Stock and VCRs issuable upon the exercise, if any, of certain warrants for Blockbuster Common Stock to be assumed by the Company in connection with the Blockbuster Merger, (iii) Class B Common Stock issuable, pursuant to the VCRs being issued in connection with the Blockbuster Merger,
(iv) resales of the Blockbuster Merger Securities issuable upon the exercise, if any, of certain options held by an affiliate of Blockbuster, and (v) Class B Common Stock issuable upon the exercise, if any, of the three year warrants and the five year warrants issued in connection with the merger of a wholly owned subsidiary with and into Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of September, 1994.


                                                     /s/ Sumner M. Redstone
                                                    -------------------------
                                                         Sumner M. Redstone

                                   VIACOM INC.

                                Power of Attorney

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC. (the "Company"), hereby constitutes and appoints Philippe
P. Dauman and Michael D. Fricklas and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign
(1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering (i) resales of the Class A Common Stock, Class B Common Stock and Variable Common Rights ("VCRs", and together with the Class A Common Stock and Class B Common Stock, the "Blockbuster Merger Securities") of the Company to be received by certain stockholders of Blockbuster Entertainment Corporation ("Blockbuster") in connection with the merger of Blockbuster with and into the Company (the "Blockbuster Merger"), (ii) resales of the Class A Common Stock, Class B Common Stock and VCRs issuable upon the exercise, if any, of certain warrants for Blockbuster Common Stock to be assumed by the Company in connection with the Blockbuster Merger, (iii) Class B Common Stock issuable, pursuant to the VCRs being issued in connection with the Blockbuster Merger,
(iv) resales of the Blockbuster Merger Securities issuable upon the exercise, if any, of certain options held by an affiliate of Blockbuster, and (v) Class
B Common Stock issuable upon the exercise, if any, of the three year warrants and the five year warrants issued in connection with the merger of a wholly owned subsidiary with and into Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of September, 1994.

                                                     /s/ William C. Ferguson
                                                    -------------------------
                                                         William C. Ferguson

                                   VIACOM INC.

                                Power of Attorney

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC. (the "Company"), hereby constitutes and appoints Philippe
P. Dauman and Michael D. Fricklas and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign
(1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering (i) resales of the Class A Common Stock, Class B Common Stock and Variable Common Rights ("VCRs", and together with the Class A Common Stock and Class B Common Stock, the "Blockbuster Merger Securities") of the Company to be received by certain stockholders of Blockbuster Entertainment Corporation ("Blockbuster") in connection with the merger of Blockbuster with and into the Company (the "Blockbuster Merger"), (ii) resales of the Class A Common Stock, Class B Common Stock and VCRs issuable upon the exercise, if any, of certain warrants for Blockbuster Common Stock to be assumed by the Company in connection with the Blockbuster Merger, (iii) Class B Common Stock issuable, pursuant to the VCRs being issued in connection with the Blockbuster Merger, (iv) resales of the Blockbuster Merger Securities issuable upon the exercise, if any, of certain options held by an affiliate of Blockbuster, and (v) Class B Common Stock issuable upon the exercise, if any, of the three year warrants and the five year warrants issued in connection with the merger of a wholly owned subsidiary with and into Paramount Communications Inc., and
(2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of September, 1994.


                                                      /s/ George S. Abrams
                                                    -------------------------
                                                          George S. Abrams

                                   VIACOM INC.

                                Power of Attorney

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC. (the "Company"), hereby constitutes and appoints Philippe
P. Dauman and Michael D. Fricklas and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering (i) resales of the Class A Common Stock, Class B Common Stock and Variable Common Rights ("VCRs", and together with the Class A Common Stock and Class B Common Stock, the "Blockbuster Merger Securities") of the Company to be received by certain stockholders of Blockbuster Entertainment Corporation ("Blockbuster") in connection with the merger of Blockbuster with and into the Company (the "Blockbuster Merger"), (ii) resales of the Class A Common Stock, Class B Common Stock and VCRs issuable upon the exercise, if any, of certain warrants for Blockbuster Common Stock to be assumed by the Company in connection with the Blockbuster Merger, (iii) Class B Common Stock issuable, pursuant to the VCRs being issued in connection with the Blockbuster Merger, (iv) resales of the Blockbuster Merger Securities issuable upon the exercise, if any, of certain options held by an affiliate of Blockbuster, and (v) Class B Common Stock issuable upon the exercise, if any, of the three year warrants and the five year warrants issued in connection with the merger of a wholly owned subsidiary with and into Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of September, 1994.


                                                     /s/ H. Wayne Huizenga
                                                    -------------------------
                                                         H. Wayne Huizenga

                                   VIACOM INC.

                                Power of Attorney

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC. (the "Company"), hereby constitutes and appoints Philippe
P. Dauman and Michael D. Fricklas and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering (i) resales of the Class A Common Stock, Class B Common Stock and Variable Common Rights ("VCRs", and together with the Class A Common Stock and Class B Common Stock, the "Blockbuster Merger Securities") of the Company to be received by certain stockholders of Blockbuster Entertainment Corporation ("Blockbuster") in connection with the merger of Blockbuster with and into the Company (the "Blockbuster Merger"), (ii) resales of the Class A Common Stock, Class B Common Stock and VCRs issuable upon the exercise, if any, of certain warrants for Blockbuster Common Stock to be assumed by the Company in connection with the Blockbuster Merger, (iii) Class B Common Stock issuable, pursuant to the VCRs being issued in connection with the Blockbuster Merger, (iv) resales of the Blockbuster Merger Securities issuable upon the exercise, if any, of certain options held by an affiliate of Blockbuster, and (v) Class B Common Stock issuable upon the exercise, if any, of the three year warrants and the five year warrants issued in connection with the merger of a wholly owned subsidiary with and into Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of September, 1994.


                                                     /s/ Frederic V. Salerno
                                                    -------------------------
                                                         Frederic V. Salerno

                                   VIACOM INC.

                                Power of Attorney

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC. (the "Company"), hereby constitutes and appoints Philippe
P. Dauman and Michael D. Fricklas and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering (i) resales of the Class A Common Stock, Class B Common Stock and Variable Common Rights ("VCRs", and together with the Class A Common Stock and Class B Common Stock, the "Blockbuster Merger Securities") of the Company to be received by certain stockholders of Blockbuster Entertainment Corporation ("Blockbuster") in connection with the merger of Blockbuster with and into the Company (the "Blockbuster Merger"), (ii) resales of the Class A Common Stock, Class B Common Stock and VCRs issuable upon the exercise, if any, of certain warrants for Blockbuster Common Stock to be assumed by the Company in connection with the Blockbuster Merger, (iii) Class B Common Stock issuable, pursuant to the VCRs being issued in connection with the Blockbuster Merger, (iv) resales of the Blockbuster Merger Securities issuable upon the exercise, if any, of certain options held by an affiliate of Blockbuster, and (v) Class B Common Stock issuable upon the exercise, if any, of the three year warrants and the five year warrants issued in connection with the merger of a wholly owned subsidiary with and into Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of September, 1994.


                                                       /s/ Ken Miller
                                                    -------------------------
                                                           Ken Miller

                                   VIACOM INC.

                                Power of Attorney

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC. (the "Company"), hereby constitutes and appoints Philippe
P. Dauman and Michael D. Fricklas and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering (i) resales of the Class A Common Stock, Class B Common Stock and Variable Common Rights ("VCRs", and together with the Class A Common Stock and Class B Common Stock, the "Blockbuster Merger Securities") of the Company to be received by certain stockholders of Blockbuster Entertainment Corporation ("Blockbuster") in connection with the merger of Blockbuster with and into the Company (the "Blockbuster Merger"), (ii) resales of the Class A Common Stock, Class B Common Stock and VCRs issuable upon the exercise, if any, of certain warrants for Blockbuster Common Stock to be assumed by the Company in connection with the Blockbuster Merger, (iii) Class B Common Stock issuable, pursuant to the VCRs being issued in connection with the Blockbuster Merger, (iv) resales of the Blockbuster Merger Securities issuable upon the exercise, if any, of certain options held by an affiliate of Blockbuster, and (v) Class B Common Stock issuable upon the exercise, if any, of the three year warrants and the five year warrants issued in connection with the merger of a wholly owned subsidiary with and into Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of September, 1994.


                                                      /s/ Brent D. Redstone
                                                    -------------------------
                                                          Brent D. Redstone

                                   VIACOM INC.

                                Power of Attorney

          KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC. (the "Company"), hereby constitutes and appoints Philippe
P. Dauman and Michael D. Fricklas and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering (i) resales of the Class A Common Stock, Class B Common Stock and Variable Common Rights ("VCRs", and together with the Class A Common Stock and Class B Common Stock, the "Blockbuster Merger Securities") of the Company to be received by certain stockholders of Blockbuster Entertainment Corporation ("Blockbuster") in connection with the merger of Blockbuster with and into the Company (the "Blockbuster Merger"), (ii) resales of the Class A Common Stock, Class B Common Stock and VCRs issuable upon the exercise, if any, of certain warrants for Blockbuster Common Stock to be assumed by the Company in connection with the Blockbuster Merger, (iii) Class B Common Stock issuable, pursuant to the VCRs being issued in connection with the Blockbuster Merger, (iv) resales of the Blockbuster Merger Securities issuable upon the exercise, if any, of certain options held by an affiliate of Blockbuster, and (v) Class B Common Stock issuable upon the exercise, if any, of the three year warrants and the five year warrants issued in connection with the merger of a wholly owned subsidiary with and into Paramount Communications Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of September, 1994.


                                                      /s/ William Schwartz
                                                    -------------------------
                                                          William Schwartz